Business Combination
Between

Soya China Pte. Ltd.

and

Alpha Security Group Corp.

Investor Presentation

February 2009

Safe Harbor

This is a presentation of  Alpha Security Group Corporation (“Alpha” or the “Company”) on February 03, 2009 about Alpha’s proposed business combination with Soya China Pte. Ltd. (“Soya
China”). Alpha may hold presentations for certain conference attendees, stockholders, as well as other persons who might be interested in purchasing Alpha’s securities.

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include, but are not limited to, statements related to the benefits of the transaction, the future financial performance of the surviving entity, the growth of the market for soy bean products in China, expansion plans and opportunities, plans to increase production capacity, pending and future acquisitions by the surviving entity, and consolidation of the market for soy products in China generally.

These forward-looking statements are made based on information available to Alpha and Soya China as of the date of this filing and current expectations, forecasts and assumptions and involve a number of risks and uncertainties.  Accordingly, forward-looking statements should not be relied upon as representing Alpha’s or Soya China’s views as of any subsequent date and neither undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

Actual results may differ materially from those anticipated by the forward-looking statements contained herein. Important factors that could cause or contribute to such differences include difficulties encountered in integrating the combined businesses and management teams, difficulty in completing targeted acquisitions or integrating them effectively, identifying and completing additional acquisitions needed to achieve growth targets, the adverse impact of competitive product announcements, revenues and operating performance, changes in overall economic conditions in the PRC, competitors’ actions, pricing and gross margin pressures, supply interruptions or delays, order cancellations or reduced bookings, control of costs and expenses, significant litigation, risks associated with international operations, the threat or occurrence of international armed conflict and terrorist activities both in the United States and internationally, risks and costs associated with increased regulation of corporate governance and disclosure standards (including pursuant to Section 404 of the Sarbanes-Oxley Act of 2002), and risks involving environmental or other governmental regulation.

The financial information and data contained in this presentation is unaudited and does not conform to the Securities and Exchange Commission’s Regulation S-X.  Accordingly, such information and data may not be included in or may be presented differently in, the Company’s proxy statement to solicit shareholder approval for the proposed business combination.  This presentation includes certain estimated financial information and forecasts that are not derived in accordance with generally accepted accounting principles (“GAAP”), and which may be deemed to be non-
GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission.  The Company believes that the presentation of these non-GAAP financial measures provides information that is useful to the Company’s shareholders.

Information concerning risks, uncertainties, and additional factors that could cause results to differ materially from those projected in the forward-looking statements is contained in Alpha’s preliminary proxy statement filed with the Securities and Exchange Commission on January 26, 2009, the Registration Statement filed with the Securities and Exchange Commission on March
27, 2007, Alpha’s Annual Report on Form 10-K for the year ended December 31, 2007, as well as Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other of Alpha’s SEC filings.

The presentation has been furnished with the Securities and Exchange Commission on February 03, 2009 as part of a Current Report on Form 8-K of Alpha Security Group Corporation (the
“Company”).  The company is holding presentations for certain of its security holders, as well as certain other persons, regarding the proposed business combination and related transactions, including its redomiciliation to Bermuda.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of the Company’s stockholders to be held to approve the proposed business combination.  Each of the Company’s officers and directors who are also stockholders of the Company have waived their rights to any liquidation distribution the Company makes with respect to shares they acquired before the Company’s initial public offering.  Therefore, their securities will be worthless if the Company does not acquire a target business within two years of the IPO date, as required by its Certificate of Incorporation.  Stockholders of the Company and other interested persons are advised to read the registration statement on Form S-4 of
Alpha Arizona Corp., which also serves the Company’s definitive proxy statement/prospectus, when available, in connection with the Company’s solicitation of proxies for the special meeting because these documents will contain important information.

The definitive proxy statement/prospectus will be mailed to stockholders as of a record date to be established for voting on the proposed business combination.  Stockholders will also be able to obtain a copy of the definitive proxy statement/prospectus, without charge, by directing a request to:

Alpha Security Group Corporation

328 West 77th Street

New York, New York

(212) 877-1588

The registration statement on Form S-4 of Alpha Arizona Corp. and the corresponding definitive proxy statement of the Company, once available, can also be obtained, without charge at the
Securities and Exchange Commission’s internet site at http://www.sec.gov.

Transaction Highlights

Transaction Highlights

Alpha:

Alpha raised $60 million through an IPO in March 2007

$10.00 unit structure consisting of 1 share (HDS) and 1 warrant (HDS.WT)

$60 million ($10.00 per share) placed in a trust account

Soya China:

Soya China markets its products under a number of brands including “Duogongfang”, “Protein Duo”, and
“Soybean Joy”

Soya China’s products are sold in over 6,000 locations in China, including over 700 franchise stores

Soya China’s revenue has grown to $41.8 million in 2007

Soya China’s net income has grown to $11.4 million in 2007

The Transaction:

On December 31, 2008, Alpha agreed to merge with Soya China

Initial Consideration:

6.3 million newly issued Alpha common shares and $30 million cash including 3.15 million shares to be placed in escrow pending financial results for 2008 and 2009

Contingent Consideration:

6 million shares and 50% of cash proceeds from exercise of public warrants, not to exceed $5 million

Implied 2009 Price / Earnings ratio of 8.8x, based on $19.5 million of net income and $10.00 share price(1)

Mean 2009 Price / Earnings ratio for comparable companies is 15.1x(2)

(1)

Details can be found on page 21.

(2)

Details can be found on page 22.

Market Overview

Market Overview

China is currently the world’s largest consumer of soy-based food products.

Soy-based foods form an integral part of the Chinese diet.

Consumer spending on soy-based products grew from RMB4.0 billion in 1999 to RMB9.0 billion in 2006. (1)

The PRC government has placed significant attention on the consumption of soy-
based products and has included it in the 11 th Five-Year Plan as one of the key development areas of China’s food industry.

The majority of the Chinese population is “lactose intolerant”.

Changing consumer attitude towards food safety is leading to a growing number of
Chinese consumers choosing products with better quality assurance.

Only 10.0% of the country’s total output is produced by plants of commercial scale; the remaining 90.0% is produced by individual households or by very small operations. (1)

(1) Converging Knowledge Pte. Ltd.

SOYA CHINA

RMB in Millions
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
1999
2000
2001
2002
2003
2004
2005
2006
Retail Value
Consumption Value

China is the World’s Largest
Consumer of Soy-Based Products

Total Consumption and Retail Value of Soy-Based Products in China

According to the China Food Industry Association, China is the world’s largest consumer of soy bean products.

The compounded annual growth rate for consumption value from 1999 to 2006 is 12.5%.

The compounded annual growth rate for retail value from 1999 to 2006 is 16.5%.

Source: Converging Knowledge Pte. Ltd.

Business Overview

Overview of Soya China

Products

Proprietary Brands

Extensive Distribution Network

Fresh Soybean Products

Vacuum-Packed Soybean Products

Soybean Beverages

Soya China’s flagship brand
“Dougongfang” is ranked 2nd
among soybean product producers
in the PRC, based on number of
franchise outlets.(1)

Soya China’s soybean beverages
are marketed under the brands such
as “ Protein Duo” and “ Soybean
Joy”.

Soya China’s products are sold in
about 6,000 locations in the PRC.
The Company was an early adopter
of the franchise model to distribute
its products.

3 main channels:

Flagship and franchise stores

Distributors

Other retail channels

Based in Dezhou, Shandong,
Soya China develops,
manufactures and sells
soybean products under its
“Dougongfang” brand via its
distribution network.

Company Snapshot

(1) Converging Knowledge Pte. Ltd.

SOYA CHINA

ALPHA SECURITY GROUP

山东豆工坊

百年豆工坊
天天保健康

Production Facilities

Dezhou Plant

Economies of Scale: Leverage on size
to obtain competitive prices for raw
materials.

Strategic Location: Within the largest
industrial park in the Ling Xian County;
Next to the PRC National Highway No.
104 which connects Beijing and Fuzhou.

Production Area: About 200,000 sq. ft.

Staff: Approximately 200 production
staff as of November 30, 2008.

One of the Largest Manufacturers of Soybean Products in Northern China

Extensive Distribution Network

Sales & Distribution
Network

Distributors

Distribute to supermarkets (other than
supermarkets who are retailers),
hotels, schools, and restaurants

Specialty Stores

Serving customers within 500km of
Soya China’s Dezhou Plant

Retail Channels

End-consumers (supermarkets) and
passengers (railway operators)

Flagship Stores

Used to open up new markets

- Walk-in customers as well as supermarkets
(other than supermarkets who are retailers),
restaurants and other smaller eateries on a
wholesale basis

93

737

Franchise Stores

Walk-in customers as well as supermarkets
(other than supermarkets who are
retailers), restaurants and other smaller
eateries on a wholesale basis

7

730

Note: As  of November 30, 2008.

SOYA CHINA

GANSU
NEIMENGGU
TIBET
SICHUAN
YUNNAN
GUIZHOU

Extensive Distribution Network

Soya China’s Products are Currently Sold in ~6,000 Locations and the
Company Sees Plenty of Opportunity to Expand

Soya China’s main geographical market
currently is Shandong province, which has
a population of 93.7 million people.

Soya China had 737 specialty stores as of
November 30, 2008.

Soya China estimates that the current
market is able to support an additional
2,000 stores.

Soya China is targeting Jiangsu, Zhejiang,
Jilin and Sichuan provinces as new
markets.

Management Team

Zhao Guangchun (Chairman and CEO of Soya China)

More than 10 years experience in the food products industry

Instrumental in directing the overall strategy and growth of Soya China

Recognitions and leadership positions include: Dezhou Top 10 Youth Private Entrepreneur, PRC’s Agricultural
Youth Entrepreneurs Leading Person, Youth Entrepreneur Individual Achievement Award, Standing Committee
Member of Dezhou City People’s Political Consultative Conference, Representative of the Dezhou Ling County
People’s Congress, and Vice Chairman, PRC Food Products Association Soybean Product Committee

Steven Wasserman (CEO of Alpha)

Former franchising lawyer – clients included McDonald's Corporation, Meineke Muffler Dealers, Inc. (Meineke
Franchisee Association)

Former President – PFC, food franchiser in the U.S.

Zhang Jinguo (CFO and Executive Director of Soya China)

More than 10 years experience in accounting and financial control

Responsible for managing Soya China’s financial accounts and long-term financial plans

Previously the financial supervisor of Dezhou Foodstuff and Oil Storage Co. Ltd.

Leow Weichang (Financial Controller of Soya China)

More than 8 years experience in audit/accounting

Responsible for the Soya China’s financial planning, business development and investor relations

Future Plans at a Glance

Increase

Production

Capacity

Expand Distribution

Channels

Increase Product

Development Capabilities &
Expand Product Range

Increase Marketing

Set Up

Satellite Factory

Financial Performance

$60.0
$55.0
$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
($ in Millions)
$13.7
$6.3
$2.6
$41.8
$17.0
$11.4
$45.4
$18.7
$11.5
2006 (audited)
2007 (audited)
Nine Months Ended September 30, 2008 (unaudited)
Revenue
Gross Profit
Net Income

Revenue, Gross Profit and Net Income

Source: Soya China.

SOYA CHINA

Balance Sheet Information ($ in Millions)

	December 31,		September 30,
	2006 (audited)	2007 (audited)	2008 (unaudited)
Cash and Cash Equivalents	$0.0	$8.8	$21.5
Current Assets	$3.9	$12.2	$28.0
Total Assets	$10.6	$22.0	$37.6
Total Debt	$0.3	$0.3	$2.2
Current Liabilities	$2.8	$4.2	$5.3
Total Liabilities	$2.8	$4.2	$5.3
Total Stockholders' Equity	$7.8	$17.8	$32.3

Balance Sheet

Source: Soya China.

SOYA CHINA

18%
17%
65%

35%
35%
30%

14%
10%
76%

33%
14%
53%

Revenue by Product Type and Distribution
Channel

Vacuum-Packed Soybeans

Fresh Soybeans

Soybean Beverages

Distributors

Flagship and Franchise Stores

Other Retail Channels

Revenue by Product Type

Revenue by Distribution Channel

Source: Soya China.

2006

2007

2006

2007

Transaction Terms

Transaction Terms

Transaction Terms

Initial Consideration:

6.3 Million Newly Issued Alpha Shares

$30 Million in Cash

Escrowed Shares

1.575 Million Shares Placed in Escrow; Released to Soya China shareholders if 2008 Adjusted Net
Income is at least $12.8 million

1.575 Million Shares Placed in Escrow; Released to Soya China shareholders if 2009 Adjusted Net
Income is at least $17.2 million

Contingent Consideration of a total of 6 Million Shares:

1 Million Common Shares if Soya China’s Adjusted Net Income is at least $19.5 Million in 2009

2 Million Common Shares if Soya China’s Adjusted Net Income is at least $26.0 Million in 2010

3 Million Common Shares if Soya China’s Adjusted Net Income is at least $34.0 Million in 2011

50% of the cash proceeds from exercise of public warrants, not to exceed $5 million

Commitment to Purchase Shares in the Open Market

The shareholders of Soya China have committed to purchase up to $22 million of Alpha stock in the open market, subject to a maximum price of $10.00 per share

SOYA CHINA

2009 Implied Fully Diluted Shares, Earnings Per Share, and Price / Earnings Ratio(1)

	Share Price				
	$8.00	$9.00	$10.00	$11.00	$12.00
Fully Diluted Shares Outstanding (millions)	15.5	16.4	17.2	17.8	18.4
Implied 2009 Earnings Per Share	$1.26	$1.19	$1.13	$1.09	$1.06
Implied Price / 2009 Earnings Per Share	6.3x	7.6x	8.8x	10.1x	11.3x

Note: Assumes 2009 Net Income of $19.5 million; Assumes no shareholders elect to redeem shares for cash from trust account; Includes 1 million contingent shares and all escrowed shares.

(1) Based on the treasury stock method for all outstanding Alpha warrants, consisting of 6,000,000 public warrants and 3,200,000 management warrants with an exercise price of $7.50 as well as an underwriter's unit purchase option to purchase 105,000 units for $11.00 each (each unit consists of 1 share and 1 warrant with the warrants exercisable at $7.50).

2009 Implied Price / Earnings Ratio

SOYA CHINA

Comparable Company Analysis

	CY 2008E			CY 2009E		
	Enterprise Value / Revenue	Enterprise Value / EBITDA	Share Price / Earnings Per Share	Enterprise Value / Revenue	Enterprise Value / EBITDA	Share Price / Earnings Per Share
Beijing Jingkelong Co. Ltd. (SEHK:814)	0.37x	4.7x	8.4x	0.33x	4.3x	5.3x
China Mengniu Dairy Co. Ltd. (SEHK:2319)	0.80x	15.3x	59.0x	0.70x	9.5x	24.7x
China-Biotics, Inc. (NasdaqGM:CHBT)	3.31x	NA	10.8x	1.57x	NA	8.4x
He Bei Cheng De Lolo Company Limited (SZSE:000848)	1.94x	NA	24.1x	1.70x	NA	18.5x
Hsu Fu Chi International Ltd. (SGX:A55)	0.87x	4.7x	10.1x	0.80x	4.5x	10.1x
Inner Mongolia Yili Industrial Group Co., Ltd (SHSE:600887)	0.31x	20.3x	34.4x	0.31x	7.4x	20.3x
Shenzhen Agricultural Products Co., Ltd. (SZSE:000061)	5.81x	20.8x	19.5x	5.17x	18.8x	25.1x
Uni-President China Holdings Ltd (SEHK:220) (1)	0.43x	4.1x	14.8x	0.39x	3.4x	10.8x
Vitasoy International Holdings Ltd. (SEHK:345)	1.08x	7.3x	14.3x	0.95x	5.9x	13.1x
Want Want China Holdings Ltd. (SEHK:151) (2)	3.33x	14.3x	19.7x	3.15x	11.1x	15.1x
High	5.81x	20.8x	59.0x	5.17x	18.8x	25.1x
Mean	1.67x	11.4x	20.4x	1.44x	8.2x	15.1x
Median	0.98x	10.7x	17.2x	0.88x	6.7x	13.6x
Low	0.27x	4.1x	8.4x	0.23x	3.4x	5.3x

Source: CapitalIQ.
Note: As of January 30, 2009. All currencies converted to U.S. Dollars based on exchange rates as of January 30, 2009.
(1) Adjusted for investment in Yantai North Andre Juice Co. announced on 12/23/08 for 138.80 million RMB.
(2) Adjusted for 10.1 million shares purchased through share buyback program between 9/17/08 and 10/8/08.

Comparable Company Analysis

Thank You